UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           May 5, 2006
         ------------------------------------------------
         Date of Report (Date of earliest event reported)


                       LIONS PETROLEUM INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

           Delaware                  000-30285              N/A
  ----------------------------      ------------       ------------------
   (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)            File Number)       Identification No.)


600 17th Street, Suite 2800 South, Denver, Colorado        80202
----------------------------------------------------     ---------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (720) 359-1604
                                                     --------------


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

Lions Petroleum Inc.'s independent accountants, Dohan and Company, CPA's, P.A. ("Dohan and Company") declined to stand for re-election as our independent auditors. On May 5, 2006, our board of directors approved the release of Dohan and Company as our independent accountants. Dohan and Company had audited our financials statements for the fiscal years ended September 30, 2005 and 2004 and reviewed our financial statements for the three month period ended December 31, 2005. Dohan and Company's reports for each of the two fiscal years were modified as to the uncertainty of our ability to continue as a going concern. Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between Lions Petroleum and Dohan and Company on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of dismissal.

On May 10, 2006, Lions Petroleum engaged Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, as our independent auditors. Our board of directors approved the engagement of Chisholm, Bierwolf & Nilson, LLC. During the two most recent fiscal years ended September 30, 2005 and 2004, and through May 10, 2006, we did not consult with Chisholm, Bierwolf & Nilson, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm, Bierwolf & Nilson, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

          Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

  16  Letter of agreement from Dohan and Company, CPA's, P.A.


                            SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LIONS PETROLEUM, INC.

                                    /s/ Dale M. Paulson
Date: May 11, 2006              By: ______________________________________
                                    Dale M. Paulson, President